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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


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
        Date of Report (Date of earliest event reported):      May 16, 2000
                                                     THE GYMBOREE CORPORATION
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                                      (Exact name of registrant as specified in its charter)


                     Delaware                                 000-21250                             94-2615258
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          (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
          incorporation or organization)
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
                                     700 Airport Boulevard, Burlingame, California  94010-1912
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                            (Address of principal executive offices of Registrant, including zip code)


                                                          (650) 579-0600
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                                       (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS.

      In May and June 2000, the Company issued press releases in connection with an equity issuance. The press releases are attached hereto as exhibits.

Item 7.  EXHIBITS.

         Exhibit 99.1    Press Release dated May 4, 2000

         Exhibit 99.2    Press Release dated May 18, 2000

         Exhibit 99.3    Press Release dated June 1, 2000

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE GYMBOREE CORPORATION

Dated:  June 7, 2000
                                        By:  /s/ Lawrence H. Meyer
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                                             Lawrence H. Meyer
                                             Chief Financial Officer

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